Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Local Insight Regatta Holdings, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

1. The annual report on Form 10-K of Local Insight Regatta Holdings, Inc. for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Local Insight Regatta Holdings, Inc.

Date: March 31, 2010

By:	/s/ DOUGLAS A. MYERS
	Name:	Douglas A. Myers
	Title:	President

Date: March 31, 2010

By:	/s/ JAMES S. STIRBIS
	Name:	James S. Stirbis
	Title:	Chief Financial Officer